                         SECOND SUPPLEMENTARY AGREEMENT

                                     TO THE

                         UK-NETHERLANDS 14 CABLE SYSTEM

                      CONSTRUCTION & MAINTENANCE AGREEMENT

                           EFFECTIVE: 18 FEBRUARY 1997

                UK-NETHERLANDS 14 SECOND SUPPLEMENTARY AGREEMENT

THIS SECOND SUPPLEMENTARY AGREEMENT to the UK-Netherlands 14 Construction and Maintenance Agreement made and entered into this _________________, between and among the Parties identified in Annex 1 to this Second Supplementary Agreement (hereinafter called the "Parties").

WHEREAS, the UK-Netherlands 14 Parties signed an Agreement on the 21st November, 1995, (hereinafter called the "UK-Netherlands 14 C&MA") and an Agreement on the 19th February 1996, (hereinafter called the "UK-Netherlands First Supplementary Agreement"), to provide an optical fibre cable system linking the United Kingdom and the Netherlands, which will be used to provide telecommunication services between points in or reached via United Kingdom and the Netherlands, and

WHEREAS, Paragraph 5 of the UK-Netherlands 14 C&MA provides for the allocation and reallocation of capacity, and

WHEREAS, Paragraph 27 of the UK-Netherlands 14 C&MA provides for the admission of Additional Parties, and

WHEREAS, the parties identified in Paragraph 1 of Annex 1, (hereinafter called the "Additional Parties" each wish to become a Party to the UK-Netherlands 14 C&MA, and

WHEREAS, pursuant to Paragraph 30.2 of the UK-Netherlands 14 C&MA, this Second Supplementary Agreement of the UK-Netherlands 14 C&MA will be signed by the Parties affected and the Initial Parties, on behalf of the Parties, and

NOW THEREFORE, the Parties in consideration of the mutual covenants herein expressed, covenant and agree with each other as follows:

1.   The provisions of this agreement shall apply with effect from 18 February
     1997.

2. Each of the Additional Parties hereby: (a) agrees to accept and abide by the terms and conditions of the UK-Netherlands 14 C&MA, as amended, which is incorporated herein by reference and made part thereof; (b) agrees to assume responsibility to pay its proportionate share of all costs already incurred under the UK-Netherlands 14 C&MA, and (c) agrees to abide by any decisions already taken by the Parties of the UK-Netherlands 14 C&MA in relation to the UK-Netherlands 14 Cable System.

3. The attached Schedule A, effective 18 Februarv 1997, which incorporates the Additional Parties, shall be deemed to replace Schedule A of the UK-Netherlands 14 First Supplementary Agreement.

4. The Parties hereby agree to increase the Notional Capacity and to certain reassignments of capacity among themselves, pursuant to Paragraph 5 of the UK-Netherlands 14 C&MA, and furthermore agree to acquire the investment share in the UK-Netherlands 14 Cable System, as shown in the attached Schedules B and C which shall be deemed to replace the corresponding Schedules in the UK-Netherlands 14 First Supplementary Agreement.

5. The Parties acquiring capacity pursuant to this Second Supplementary Agreement shall be billed in accordance with financial procedures, previously established in the UK-Netherlands 14 C&MA, as appropriate. Such bills shall contain all costs incurred prior to this document's Effective Date in relation to the UK-Netherlands 14 Cable System. Subsequent bills shall be rendered and paid in accordance with the terms and conditions set out in the UK-Netherlands 14 C&MA.

6. This Second Supplementary Agreement shall be executed in English. Mercury shall be responsible for the prompt distribution of certified photocopies to all Parties and shall retain the signed original of this Second Supplementary Agreement.

7. Except as provided in this Second Supplementary Agreement, all other terms and conditions of the UK-Netherlands 14 C&MA remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have severally subscribed these presents or caused them to be subscribed in their names and behalf by their respective officers thereunto duly authorised.

Signed on behalf of British Telecommunications plc by

/s/ David A. Robinson
----------------------------

a person authorised by British Telecommunications plc to act in that behalf.

Signed on behalf of Deutsche Telekom AG by

[SIGNATURE ILLEGIBLE]
----------------------------

a person authorised by Deutsche Telekom AG to act in that behalf.


Signed on behalf of Mercury Communications Limited by


/s/ Peter Evans
----------------------------

 a person authorised by Mercury Communications Limited to act in that behalf.


Signed on behalf of PTT Telecom BV by

[SIGNATURE ILLEGIBLE]
----------------------------

a person authorised by PTT Telecom BV to act in that behalf.


Signed on behalf of Swiss Telecom PTT by

/s/ Peter Evans
----------------------------

a person authorised by Swiss Telecom PTT to act in that behalf.

Signed on behalf of Telia AB by

[SIGNATURE ILLEGIBLE]
----------------------------

a person authorised by Telia AB to act in that behalf.


Signed on behalf of SPT Telecom a.s. by

[SIGNATURE ILLEGIBLE]
----------------------------

a person authorised by SPT Telecom a.s. to act in that behalf.


Signed on behalf of Oy Finnet International AB by

[SIGNATURE ILLEGIBLE]
----------------------------

a person authorised by Oy Finnet International AB to act in that behalf.



Signed on behalf of Telenor Carrier Services AS by

[SIGNATURE ILLEGIBLE]
----------------------------

a person authorised by Telenor Carrier Services AS to act in that behalf.


Signed on behalf of MFS by

 /s/ Sharon Bywater
----------------------------

a person authorised by MFS to act in that behalf.

Signed on behalf of Energis Communications Limited by

[SIGNATURE ILLEGIBLE]
----------------------------

a person authorised by Energis Communications Limited to act in that behalf.


Signed on behalf of Esprit Telecom UK Limited by

[SIGNATURE ILLEGIBLE]
----------------------------

a person authorised by Esprit Telecom UK Limited to act in that behalf.


Signed on behalf of Global One Services AB by

[SIGNATURE ILLEGIBLE]
----------------------------

a person authorised by Global One Services AB to act in that behalf.

Signed on behalf of RSL Communications Limited by

[SIGNATURE ILLEGIBLE]
----------------------------

a person authorised by RSL Communications Limited to act in that behalf.

Signed on behalf of Star Europe Limited by

/s/ Peter Evans

----------------------------

a person authorised by Star Europe Limited to act in that behalf.

Signed on behalf of Unisource Holding (UK) Limited by

[SIGNATURE ILLEGIBLE]
----------------------------

a person authorised by Unisource Holding (UK) Limited to act in that behalf.


Signed on behalf of Vebacom Netz GmbH by

[SIGNATURE ILLEGIBLE]
----------------------------

a person authorised by Vebacom Netz GmbH to act in that behalf.


Signed on behalf of Entreprise des Postes et Telecommunications du Luxembourg by

/s/ Peter Evans
----------------------------

a person authorised by Entreprise des Postes et Telecommunications du Luxembourg to act in that behalf.

Signed on behalf of Telfort N.V. by

[SIGNATURE ILLEGIBLE]
----------------------------

A person authorised by Telfort N.V. to act in that behalf.


Signed on behalf of Telekom Slovenije by


----------------------------

a person authorised by Telekom Slovenije to act in that behalf.

Signed on behalf of Tele 2 AB by

[SIGNATURE ILLEGIBLE]
----------------------------

a person authorised by Tele 2 AB to act in that behalf.


Signed on behalf of Nordiska Tele 8 AB by

/s/ Peter Evans
----------------------------

a person authorised by Nordiska Tele 8 AB to act in that behalf.

                                                                         Annex 1

1.   ADDITIONAL PARTIES

     Energis Communications Limited
     Esprit Telecom UK Limited
     Global One Services AB
     Entreprise des Postes et Telecommunications du Luxembourg
     Telfort N.V.
     Telekom Slovenije
     Tele-2 AB
     Tele-8 AB
     RSL Communications Limited
     Star Europe Limited
     Vebacom Netz GmbH
     Unisource


2.   EXISTING PARTIES

     British Telecommunications plc
     Deutsche Telekom AG
     Mercury Communications Limited
     Metropolitan Fiber Systems International Inc
     Oy Finnet International Ab
     PTT Telecom BV
     SPT TELECOM a.s.
     Swiss Telecom PTT
     Telenor Carrier Services AS,
     Telia AB

                                                                      SCHEDULE A

COUNTRY                 PARTY

Czech Republic          SPT TELECOM a.s., a joint stock company
                        existing under the laws of the Czech Republic, having its principal office at Olsanska 5, 130 00 Praha 3,
                        Czech Republic (herein called "SPT" which expression shall include its successors)

Finland Oy Finnet International Ab, a corporation organised and existing under the laws of Finland, having its main office at Runeberginkatu 5, 9th Floor 00100 Helsinki, Finland (herein called "FINNET" which expression shall include its successors)

Germany Deutsche Telekom AG, a company existing under the laws of the Federal Republic of Germany, having its registered office at Friedrich-Ebert-Allee 140, 53113 Bonn (herein called "DTAG" which expression shall include its successors).

                        Vebacom Netz GmbH, a company existing under the laws of Germany having its main office at Deutz-Mulheimer-Strabe 111, 51063 Koln, ( herein called "Vebacom" which expression shall include its successors).

Luxembourg              Entreprise des Postes et Telecommunications, a company
                        existing under the laws of Luxembourg, having its main office at 8A, avenue Monterey, L-2020 Luxembourg (herein called "LPT" which expression shall include its successors)

Netherlands             PTT Telecom BV, a company registered under the laws of
                        Netherlands having its registered office at PTT
                        Headquarters, Prinses Beatrixlaan 23, 2595 AK, The Hague
                        (herein called "NLPTT" which expression shall include its successors).

                        Telfort N.V., a company registered under the laws of the Netherlands and having its registered office at Jaarbeursplein 17, 3521 AN Utrecht (herein called "Telfort" which expression shall include its successors).

Norway Telenor Carrier Services AS, a wholly owned subsidiary of Telenor AS, a company organised as a state owned limited company existing under the laws of Norway, having its principal office at Universitetsgata 2, N - 0130 Oslo, Norway (herein called "TELENOR" which expression shall include its successors).

Slovenije               Telekom Slovenije p.o., a company existing under the
                        laws of Slovenije, having its principal office at 15
                        Cigaletova, 61000 Ljubljana, Slovenije (herein called
                        "Telekom Slovenije" which expression shall include its successors).

Sweden Telia AB, a corporation organised and existing under the laws of Sweden, having its main office at S-12386 Farsta, Sweden (herein called "TELIA" which expression shall include its successors).

                        Tele 2 AB, a company organised and existing under the laws of Sweden, having its main office at Borgarfjordsgatan 16, PO Box 62, S-164 94 Kista, Sweden (herein called "TELE 2" which expression shall include its successors).

                        NordiskaTele 8 AB, a corporation organised and existing under the laws of Sweden having its main office at Hans Michelsensgatan 6, S-211 21 Malmo (herein called "TELE8" which expression shall include its successors).

                        Global One Services AB, a company organised and existing under the laws of Sweden having its main office at Albygatan 109, PO Box 1, 171 18 Solna, Sweden (herein called "G1SE" which expression shall include its successors).

Switzerland             Swiss Telecom PTT, having its office at General
                        Directorate, Viktoriastrasse 21, 3030 Berne, Switzerland
                        (herein called "SWISST" which shall include its successors).

United Kingdom          British Telecommunications plc, a public limited
                        company, registered in England (No. 1800000) whose registered office is at 81 Newgate Street, London EC1A
                        7AJ, England (herein called "BT" which expression shall

                        include its successors).

                        Mercury Communications Limited, a limited company registered in England (No. 1541957) whose registered office is at New Mercury House, 26 Red Lion Square, London WC1R 4HQ (herein called "MCL" or "Mercury" which expression shall include its successors).

                        Energis Communications Limited, a limited company registered in England and Wales (No. 2630471) whose registered office is Carmelite, 50 Victoria Embankment London EC4Y ODE (herein after called "Energis" which expression shall include its successors).

                        Esprit Telecom UK Limited, a limited company registered in England (No. 2671859) whose registered office is at 69 Wilson Street, London, EC2A 2BB (herein called "Esprit" which expression shall include its successors)

                        RSL Communications Limited, a company organised to operate globally with offices in New York, USA and in the UK, at Victoria House, London Square, Cross Lanes, Guildford, Surrey, GU1 1UN, England (and herein called "RSL", which expression shall include its successors).

                        STAR Europe Limited, (STAR Telecommunications, Inc), a company incorporated and existing under the laws of England and Wales and having its registered address at 27 Chancery Lane, London, WC2A 1NF (herein called "STAR" which expression shall include its successors).

                        Unisource Holding (UK) Limited, a limited company registered in England (No. 02548305) whose registered office is at 114A Cromwell Road, London SW7 4ES and which company is licensed as an international facility based operator in the UK (herein called "Unisource" which expression shall include its successors).

USA Metropolitan Fiber Systems International Inc., a company organised and existing under the laws of the State of Delaware and having its principle office at 8100 Boone Boulevard, Vienna, Virginia, 22182, United States of America (herein called "MFS" which expression shall include its successors).

                        UK - NETHERLANDS 14 CABLE SYSTEM
                         ALLOCATION OF CAPITAL COSTS AND
                          OPERATION & MAINTENANCE COSTS
                                  IN SEGMENT 1

                                   Schedule B1



================================================================================

              COUNTRY                 PARTY             PERCENT

--------------------------------------------------------------------------------

              GERMANY                  DTAG              4.1005%
            NETHERLANDS                NLPTT            10.3175%
              NORWAY                  TELENOR            0.3968%
              SWEDEN                   TELIA             8.3333%
              SWEDEN                GLOBAL ONE           0.1323%
                USA                     MFS             13.8889%
                UK                      BT              25.0000%
                UK                      MCL             27.6455%
                UK                    ENERGIS            0.9259%
                UK                    ESPRIT             0.5291%
                UK                      RSL              0.2646%
                UK                     STAR              0.1323%
                UK                   UNISOURCE           8.3333%
--------------------------------------------------------------------------------
                         TOTAL                         100.0000%
================================================================================








EFFECTIVE: 18 FEBRUARY 1997                                    Printed: 18/2/97

                         UK - NETHERLANDS 14 CABLE SYSTEM
                         ALLOCATION OF CAPITAL COSTS AND
                          OPERATION & MAINTENANCE COSTS
                                  IN SEGMENT 2

                                   Schedule B2



================================================================================

              COUNTRY                 PARTY             PERCENT

--------------------------------------------------------------------------------

              GERMANY                  DTAG                0.00%
            NETHERLANDS                NLPTT               0.00%
              NORWAY                  TELENOR              0.00%
              SWEDEN                   TELIA               0.00%
              SWEDEN                GLOBAL ONE             0.00%
                USA                     MFS                0.00%
                UK                      BT                 0.00%
                UK                      MCL                0.00%
                UK                    ENERGIS              0.00%
                UK                    ESPRIT               0.00%
                UK                      RSL                0.00%
                UK                     STAR                0.00%
                UK                   UNISOURCE             0.00%

--------------------------------------------------------------------------------

                          TOTAL                            0.00%

================================================================================





EFFECTIVE: 18 FEBRUARY 1997                                    Printed: 18/2/97

                        UK - NETHERLANDS 14 CABLE SYSTEM
                        ALLOCATION OF CAPITAL COSTS AND
                         OPERATION & MAINTENANCE COSTS
                                  IN SEGMENT 3

                                  Schedule B3




================================================================================

              COUNTRY                 PARTY             PERCENT

--------------------------------------------------------------------------------

              GERMANY                  DTAG              4.1005%
            NETHERLANDS                NLPTT            10.3175%
              NORWAY                  TELENOR            0.3968%
              SWEDEN                   TELIA             8.3333%
              SWEDEN                GLOBAL ONE           0.1323%
                USA                     MFS             13.8889%
                UK                      BT              25.0000%
                UK                      MCL             27.6455%
                UK                    ENERGIS            0.9259%
                UK                    ESPRIT             0.5291%
                UK                      RSL              0.2646%
                UK                     STAR              0.1323%
                UK                   UNISOURCE           8.3333%

--------------------------------------------------------------------------------

                          TOTAL                           100.0%

================================================================================




EFFECTIVE: 18 FEBRUARY 1997                                    Printed: 18/2/97

                          UK - NETHERLANDS 14 CABLE SYSTEM
                         ALLOCATION OF CAPITAL COSTS AND
                          OPERATION & MAINTENANCE COSTS

                                  IN SEGMENT 4

                                   Schedule B4




================================================================================

              COUNTRY                 PARTY             PERCENT

--------------------------------------------------------------------------------

            CZECH REP.                  SPT              0.1984%
              FINLAND                 FINNET             0.0661%
              GERMANY                  DTAG              9.3254%
              GERMANY                 VEBACOM            0.0661%
            LUXEMBOURG                  LPT              0.1984%
            NETHERLANDS                NLPTT            21.0979%
            NETHERLANDS               TELFORT            4.1667%
              NORWAY                  TELENOR            1.2566%
             SLOVENIA               T SLOVENIJE          0.0661%
              SWEDEN                GLOBAL ONE           0.1323%
                USA                     MFS             11.3095%
              SWEDEN                   TELIA             9.3915%
              SWEDEN                  TELE-2             0.3307%
              SWEDEN                  TELE-8             0.0661%
            SWITZERLAND               SWISST             6.3492%
                UK                      BT              12.5000%
                UK                    ENERGIS            0.4630%
                UK                    ESPRIT             0.5291%
                UK                      MCL             13.8228%
                UK                      RSL              0.2646%
                UK                     STAR              0.0661%
                UK                   UNISOURCE           8.3333%

--------------------------------------------------------------------------------

                          TOTAL                        100.0000%

================================================================================




EFFECTIVE: 18 FEBRUARY 1997                                    Printed: 18/2/97

                        UK - NETHERLANDS 14 CABLE SYSTEM
                         ALLOCATION OF CAPITAL COSTS AND
                          OPERATION & MAINTENANCE COSTS
                                  IN SEGMENT 5

                                   Schedule B5



================================================================================

              COUNTRY                 PARTY             PERCENT

--------------------------------------------------------------------------------

            CZECH REP.                  SPT              0.3968%
              FINLAND                 FINNET             0.1323%
              GERMANY                  DTAG             14.5503%
              GERMANY                 VEBACOM            0.1323%
            LUXEMBOURG                  LPT              0.3968%
            NETHERLANDS                NLPTT            31.8783%
            NETHERLANDS               TELFORT            8.3333%
              NORWAY                  TELENOR            2.1164%
             SLOVENIA               T SLOVENIJE          0.1323%
              SWEDEN                GLOBAL ONE           0.1323%
                USA                     MFS              8.7302%
              SWEDEN                   TELIA            10.4497%
              SWEDEN                  TELE-2             0.6614%
              SWEDEN                  TELE-8             0.1323%
            SWITZERLAND               SWISST            12.6984%
                UK                    ESPRIT             0.5291%
                UK                      RSL              0.2646%
                UK                   UNISOURCE           8.3333%

--------------------------------------------------------------------------------

                          TOTAL                        100.0000%

================================================================================




EFFECTIVE: 18 FEBRUARY 1997                                    Printed: 18/2/97

                                                                     Schedule C1

                        UK - NETHERLANDS 14 CABLE SYSTEM
                               ALLOCATION OF MIUs
                             TOTAL NOTIONAL CAPACITY
                                INTEREST IN MIUs


                                                  EASTERN ACCESS
==========================================================================================================================
COUNTRY     CZECH REP  FINLAND  GERMANY  GERMANY  LUXEMBOURG  NETHERLANDS  NETHERLANDS  NORWAY    SLOVENIA      SWEDEN
PARTIES        SPT     FINNET    DTAG    VEBACOM      LPT        NEPTT       TELFORT    TELENOR  T SLOVENIJE  GLOBAL ONE
--------------------------------------------------------------------------------------------------------------------------
DTAG            0         0       31        0            0           0            0        0            0            0
NEPTT           0         0        0        0            0          78            0        0            0            0
TELIA           0         0        0        0            0           0            0        0            0            0
BT              0         0        0        0            0          63           63        0            0            0
MCL             3         1       79        1            3          63            0       12            1            0
ENERGIS         0         0        0        0            0           7            0        0            0            0
ESPRIT          0         0        0        0            0           0            0        0            0            0
GLOBAL ONE      0         0        0        0            0           0            0        0            0            1
MFS             0         0        0        0            0          30            0        0            0            0
RSL             0         0        0        0            0           0            0        0            0            0
TELENOR         0         0        0        0            0           0            0        3            0            0
STAR            0         0        0        0            0           0            0        1            0            0
UNISOURCE       0         0        0        0            0           0            0        0            0            0
--------------------------------------------------------------------------------------------------------------------------
TOTAL           3         1      110        1            3         241           63       16            1            1
==========================================================================================================================

                                   EASTERN ACCESS
========================================================================================
COUNTRY       USA  SWEDEN  SWEDEN  SWEDEN  SWITZERLAND      UK      UK    UK
PARTIES       MFS   TELIA  TELE-2  TELE-8     SWISST    UNISOURCE  RSL  ESPRIT  TOTALS
----------------------------------------------------------------------------------------
DTAG           0      0       0       0           0         0       0     0       31
NEPTT          0      0       0       0           0         0       0     0       78
TELIA          0     63       0       0           0         0       0     0       63
BT             0      0       0       0          63         0       0     0      189
MCL            3     16       5       1          21         0       0     0      209
ENERGIS        0      0       0       0           0         0       0     0        7
ESPRIT         0      0       0       0           0         0       0     4        4
GLOBAL ONE     0      0       0       0           0         0       0     0        1
MFS           63      0       0       0          12         0       0     0      105

RSL            0      0       0       0           0         0       2     0        2
TELENOR        0      0       0       0           0         0       0     0        3
STAR           0      0       0       0           0         0       0     0        1
UNISOURCE      0      0       0       0           0        63       0     0       63
----------------------------------------------------------------------------------------
TOTAL         66     79       5       1          96        63       2     4      756
========================================================================================

EFFECTIVE: 18 FEBRUARY 1997                                     Printed:    /97